SUNTRUST BANKS, INC.
DECEMBER 31, 2011

SunTrust Banks, Inc.					Atlanta, GA
Direct Non Bank Subsidiaries

100%	GenSpring Holdings, Inc.				Palm Beach Gardens, FL
	100%	GenSpring Family Offices, L.L.C.			Jupiter, FL
		100%	Inlign Wealth Management, LLC		Phoenix, AZ
		100%	GenSpring Family Offices International, LLC		Miami, FL
		100%	Teton Trust Company		Jackson, WY
			100%	TTC & Co L.L.C.	Jackson, WY

100%	SunTrust Capital I				Atlanta, GA

100%	SunTrust Capital II				Atlanta, GA

100%	SunTrust Capital III				Atlanta, GA

100%	SunTrust Capital IV				Atlanta, GA

100%	SunTrust Capital V				Atlanta, GA

100%	SunTrust Capital VI				Atlanta, GA

100%	SunTrust Capital VII				Atlanta, GA

100%	SunTrust Capital VIII				Atlanta, GA

100%	SunTrust Capital IX				Atlanta, GA

100%	SunTrust Capital X				Atlanta, GA

100%	SunTrust Capital XI				Atlanta, GA

100%	SunTrust Capital XII				Atlanta, GA

100%	SunTrust Capital XIII				Atlanta, GA

100%	SunTrust Capital XIV				Atlanta, GA

100%	SunTrust Capital XV				Atlanta, GA

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Capital XVI			Atlanta, GA

100%	SunTrust Capital XVII			Atlanta, GA

100%	SunTrust Preferred Capital I			Atlanta, GA

100%	GB&T Bancshares Statutory Trust I			Atlanta, GA

100%	GB&T Bancshares Statutory Trust II			Atlanta, GA

100%	Southern Heritage Statutory Trust I			Atlanta, GA

100%	SunTrust Delaware Trust Company			Wilmington, DE

100%	SunTrust Robinson Humphrey, Inc.			Nashville, TN

100%	SunTrust Insurance Company			Chattanooga, TN

99.99%	SunTrust Plaza Associates, LLC			Atlanta, GA

98.77%	RidgeWorth Capital Management, Inc.			Atlanta, GA
	100%	Ceredex Value Advisors LLC		Orlando, FL
	100%	Certium Asset Management LLC		Atlanta, GA
	100%	IronOak Advisors LLC		Richmond, VA
	100%	Seix Investment Advisors LLC		Upper Saddle River, NJ
		100%	Baker Street CLO 2005-1, Ltd	Grand Cayman, Cayman Island, B.W.I.
	100%	Silvant Capital Management, LLC		Atlanta, GA
	100%	StableRiver Capital Management LLC		Atlanta, GA

100%	SunTrust Equity Funding, LLC			Atlanta, GA
	100%	CW Cedar Crossing TX Landlord, LLC		Atlanta, GA

Direct Non Bank Subsidiaries (continued)

100%	SunTrust Equity Funding, LLC (continued)		Atlanta, GA
	100%	KS Coatesville PA Landlord, LLC	Atlanta, GA
	100%	FX Kettleman City CA Landlord, LLC	Atlanta, GA
	100%	New Smyrna Seminoles, LLC	Atlanta, GA
	100%	STEF Fund Member, LLC	Atlanta, GA
	100%	Springing, Inc.	Atlanta, GA
	100%	ST Leasing Special Purpose Member, LLC	Atlanta, GA
	100%	WG Albuquerque NM Montgomery Landlord, LLC	Atlanta, GA
	100%	WG Mesquite TX Landlord, LLC	Atlanta, GA
	100%	WG Fairmont MN Landlord, LLC	Atlanta, GA
	100%	WG Richmond TX Landlord, LLC	Atlanta, GA
	100%	WG Lakewood CO Landlord, LLC	Atlanta, GA
	100%	WG Gardner KS Landlord, LLC	Atlanta, GA
	100%	WG Richmond VA Landlord, LLC	Atlanta, GA
	100%	WG Rapid City SD Landlord, LLC	Atlanta, GA
	100%	WG Evansville IN Landlord, LLC	Atlanta, GA
	100%	WG Kenner LA Landlord, LLC	Atlanta, GA
	100%	WG North Little Rock AR Landlord, LLC	Atlanta, GA
	100%	WG Albuquerque NM Paseo Del Norte Landlord, LLC	Atlanta, GA
	100%	WG Moore OK Landlord, LLC	Atlanta, GA
	100%	WG Woodward OK Landlord, LLC	Atlanta, GA

100%	SunTrust 1031 Exchange Co.		Richmond, VA

100%	National Commerce Capital Trust I		Memphis, TN

100%	National Commerce Capital Trust II		Memphis, TN

100%	ST Management Services India Private Limited		Bangalore, India

100%	SunTrust Outsourcing Management, L.L.C		Atlanta, GA

Lower Tier Bank Holding Company

100%	SunTrust Bank Holding Company	Orlando, FL

100%	SunTrust Bank	Atlanta, GA
100%	Premium Assignment Corporation	Tallahassee, FL
100%	Premium Assignment Corporation, II	Tallahassee, FL
100%	STB Capital, LLC	Newark, DE
100%	STB Receivables (Central Florida), Inc.	Newark, DE
100%	STB Management Corporation	Newark, DE
100%	STB FNC Corporation	Newark, DE
100%	STB STR Corporation	Newark, DE
100%	CCBDE, Inc.	Wilmington, DE
100%	STB Real Estate LLC	Newark, DE
100%	STB Real Estate Parent LLC	Newark, DE
100%	STB Real Estate Holdings (Commercial), Inc.	Newark, DE
100%	STB Holdings (Commercial) TRS, Inc.	Newark, DE
100%	STB Real Estate Holdings (Household Lending), Inc.	Newark, DE
100%	STB Holdings (Household Lending) TRS, Inc.	Newark, DE
100%	STB Real Estate Holdings (Residential), Inc.	Newark, DE
100%	STB Holdings (Residential) TRS, Inc.	Newark, DE
100%	SunTrust Community Capital, LLC	Atlanta, GA
100%	SunTrust International Banking Company	Atlanta, GA
100%	CB Finance, Inc.	Newark, DE
100%	Commerce Real Estate Holding Company	Wilmington, DE
100%	STB Real Estate Parent (MA), Inc.	Newark, DE
100%	SunTrust Real Estate Investment Corporation	Newark, DE
100%	STREIC TRS Inc.	Newark, DE
100%	SunTrust Leasing Corporation	Towson, MD
100%	SunTrust Finance NC Corporation	Atlanta, GA
100%	SunTrust Equipment Finance & Leasing Corp.	Towson, MD
100%	CM Finance, L.L.C.	Newark, DE
100%	CBP Finance, L.L.C.	Newark, DE
100%	STBE Investments, Inc.	Wilmington, DE
100%	SunTrust Mortgage, Inc.	Richmond, VA
100%	ValuTree Real Estate Services, L.L.C.	Richmond, VA
100%	SunTrust Lender Management, L.L.C.	Richmond, VA

100%	SunTrust Bank Holding Company (continued)

	100%	SunTrust Bank (continued)
			100%	SunTrust Mortgage Securitization, LLC	Richmond, VA
		100%	Twin Rivers Insurance Company		Charleston, SC
		100%	SunTrust Procurement Services, L.L.C.		Baltimore, MD
		100%	SunTrust Student Loan Funding, L.L.C.		Atlanta, GA
			100%	SunTrust Student Loan Trust 2006-1	Atlanta, GA
		100%	Southland Associates, Inc.		Durham, NC
		100%	NBC Market South, Inc.		Memphis, TN
			100%	NBC Management Company, Inc.	Memphis, TN
		100%	National Commerce Bank Services, Inc.		Memphis, TN
			100%	Prime Performance, Inc.	Denver, CO
		100%	SunTrust Securitization Holdings, LLC		Atlanta, GA
		100%	SunTrust Robinson Humphrey Funding, LLC		Atlanta, GA
		100%	Willow/Providence Augusta Apartments Owner, LLC		Atlanta, GA
		100%	SunTrust Total Return Swap Funding, LLC		Atlanta, GA
			100%	Freestone Trading, LLC	Atlanta, GA
			100%	Double Haul Trading, LLC	Atlanta, GA
			100%	Davidson River Trading, LLC	Atlanta, GA
			100%	Battenkill Trading, LLC	Atlanta, GA
			100%	Gros Ventre Trading, LLC	Atlanta, GA
			100%	Patagonia Trading, LLC	Atlanta, GA
			100%	Teton Funding, LLC	Atlanta, GA
			100%	Yellowstone Trading, LLC	Atlanta, GA
			100%	Holston River Trading, LLC	Atlanta, GA
		100%	CRM Properties Manager, LLC		Atlanta, GA
			100%	CRM Hasentree, LLC	Atlanta, GA
			100%	CRM Central Properties, LLC	Atlanta, GA
			100%	CRM Mid-Atlantic Properties, LLC	Atlanta, GA
			100%	CRM Florida Properties, LLC	Atlanta, GA
			100%	CRM Killian, LLC	Atlanta, GA
			100%	3310 Hwy 51 Redevelopment, LLC	Atlanta, GA
		100%	Three Pillars Funding, LLC		Atlanta, GA

100%	SunTrust Bank Holding Company (continued)

	100%	STI Investment Management (Collateral), Inc.		Newark, DE
		100%	STI Investment Management, Inc.	Newark, DE
		100%	STI Investment Management (Equity), Inc.	Wilmington, DE

	100%	CF Finance, L.L.		Newark, DE

	100%	Crestar Capital Trust I		Richmond, VA

	100%	SunTrust Investment Services, Inc.		Atlanta, GA

	100%	SunTrust Banks Trust Company (Cayman) LTD		Grand Cayman, Cayman Island, B.W.I.

	100%	SunTrust Personal Loans, Inc.		Atlanta, GA

	100%	Twin Rivers II, Inc.		Charleston, SC

	100%	SunTrust Insurance Services, Inc.		Madison, GA

Supplemental List of SunTrust Community Capital, LLC
Legal Entities
December 31, 2011

SunTrust Community Capital, LLC
100%	ST CDE II LLC		Atlanta	GA
100%	ST CDE III LLC		Atlanta	GA
100%	ST CDE IV LLC		Atlanta	GA
100%	ST CDE V LLC		Atlanta	GA
100%	ST CDE VI LLC		Atlanta	GA
100%	ST CDE VII LLC		Atlanta	GA
100%	ST CDE VIII LLC		Atlanta	GA
100%	ST CDE IX LLC		Atlanta	GA
100%	ST CDE X LLC		Atlanta	GA
100%	ST CDE XI LLC		Atlanta	GA
100%	ST CDE XII LLC		Atlanta	GA
100%	Transom Development, Inc.		Atlanta	GA
100%	SunTrust Community Development Enterprises, L.L.C.		Atlanta	GA
100%	CDC Sassafras Senior, LLC		Atlanta	GA
100%	CDC Retreat at Dry Creek Farm, LLC		Atlanta	GA
100%	CDC JOC Annex, LLC		Atlanta	GA
100%	CDC Whitehall Manor, LLC		Atlanta	GA
100%	CDC Whitehall Apartments, LLC		Atlanta	GA
100%	CDC Ashford Landing, LLC		Atlanta	GA
100%	STCC Cannery Square Leverage Fund, LLC		Atlanta	GA
100%	CDC Sustainable Fellwood, LLC		Atlanta	GA
100%	Dean Rusk Atlanta Leverage Fund, LLC		Atlanta	GA
100%	CCW Spartanburg Leverage Fund III, LLC		Atlanta	GA
100%	BGCV Valdosta Leverage Fund, LLC		Atlanta	GA
100%	SJMCS Atlanta Leverage Fund, LLC		Atlanta	GA
100%	STCC Terraces at Park View, LLC		Atlanta	GA
100%	BCCC Washington DC Investment Fund, LLC		Atlanta	GA
100%	STCC Etowah Terrace, LLC		Atlanta	GA
100%	GAI Atlanta Investment Fund LLC (Georgia Aquarium, Inc)		Atlanta	GA
100%	STCC Walton Oaks Family, LLC		Atlanta	GA
100%	CIS Roanoke Investment Fund, LLC		Atlanta	GA
100%	CDC Manager, Inc.		Atlanta	GA
	100%	CDC Afton GP, L.L.C.	Atlanta	GA
	100%	Afton Gardens, L.P.	Roanoke	VA
	100%	CDC James GP, L.L.C.	Atlanta	GA
	100%	James Crossing, L.P.	Lynchburg	VA
	100%	Lakemoor GP, L.L.C.	Atlanta	GA
	99%	Lakemoor, L.P.	Durham	NC
	100%	Village of College Park GP, L.L.C.	Atlanta	GA
	49%	Village of College Park, L.P.	College Park	GA
	100%	CDC Crossings GP, L.L.C.	Atlanta	GA
	100%	Crossing @ Cape Coral, LTD	Cape Coral	FL

100%	CDC Bolling Park, GP, L.L.C.			Atlanta	GA
	100%	Bolling Park, L.P.		Atlanta	GA
100%	CDC Olde Town GP, L.L.C.			Atlanta	GA
	100%	Olde Town Associates, L.P.		Augusta	GA
100%	CDC Pine Hills GP, L.L.C.			Atlanta	GA
	80%	Pine Hills, L.P.		Raleigh	NC
100%	CDC Herrington Mill GP, L.L.C.			Atlanta	GA
	100%	Herrington Mill, L.P.		Lawrenceville	GA
100%	CDC Magnolia Lake GP, L.L.C.			Atlanta	GA
	100%	Magnolia Lake, L.P.		Carrollton	GA
100%	98-02 CDC Manager, L.L.C.			Atlanta	GA
	100%	Admiral Pointe Management, L.L.C.		Atlanta	GA
		100%	Admiral Pointe , L.P.	Newport News	VA
	30%	Belton Woods, L.P.		Anderson	SC
	50%	Blackwell Investment, L.L.C.		Raleigh	NC
		100%	Blackwell Community , L.P.	Richmond	VA
	50%	Blackwell Investment II, L.L.C.		Raleigh	NC
		100%	Blackwell Community II , L.P.	Richmond	VA
	100%	Live Oak Plantation Management, L.L.C.		Atlanta	GA
		100%	Live Oak Plantation , L.P.	Savannah	GA
	100%	Mountain Crest Management, L.L.C.		Atlanta	GA
		100%	Mountain Crest , L.P.	Stone Mountain	GA
	100%	Wesley Club Management , L.L.C.		Atlanta	GA
		100%	Wesley Club , L.P.	Decatur	GA
	67%	Augusta Hills Apartments I , L.P.		Atlanta	GA
	100%	Berkley Square , L.P.		Norfolk	VA
	50%	Blount Crossing Apartments , L.P.		Darien	GA
	100%	Briarwood Apartments, L.P.		Tullahoma	TN
	80%	Bryson Creek , L.P.		Bryson City	NC
	85%	Caitlin Station , L.P.		Shelby	NC
	100%	Canterbury Place , L.P.		Reidsville	NC
	80%	Cedar Bluffs, L.P.		Hendersonville	NC
	100%	Cedar Key , L.P.		Summerville	SC
	85%	Cedar Trace Landing, L.P.		Laurinburg	NC
	100%	Cedar Wood , L.P. of NC		Columbia	SC
	100%	Charles St. Station II, L.P.		Strasburg	VA
	80%	Chatham Woods , L.P.		Elkin	NC
	100%	CG Cary , L.P.		Cary	NC
	100%	CH Greenville , L.P.		Greenville	SC
	100%	CM Raleigh, L.P.		Raleigh	NC
	100%	CN Portsmouth , L.P.		Portsmouth	VA
	49%	College Hill Apartments , L.P.		West Point	GA
	100%	Commons at Ironbridge , L.P. The		Chesterfield	VA
	99%	Courtyard Commons , L.P.		Fuquay-Varina	NC
	51%	Crystal Chase, L.P.		Strasburg	VA
	100%	FMPH Valdosta , L.P.		Valdosta	GA

	95%	Fox Run Ridge, L.P.	Albermarle	NC
	49%	G-Hope, L.P.	Augusta	GA
	50%	Garden Circle , L.P.	Sumter	SC
	100%	Garden Lake Estates , L.P.	Wilmington	NC
	51%	Gretna Village,L.P.	Gretna	VA
	100%	Grove Park Apartments , L.P.	Paris	TN
	100%	GS Richmond , L.P.	Richmond	VA
	100%	Heatherton Park, L.P.	Jacksonville	NC
	100%	Holland Trace , L.P.	Franklin	VA
	67%	La Mirada Gardens LTD	Oneco	FL
	100%	Lakeside Gardens, L.P.	Durham	NC
	100%	Maple Glen Apartments , L.P.	Barnwell	SC
	100%	ERA, L.P.	Columbus	GA
	100%	May Rose Place Apartments , L.P.	Savannah	TN
	100%	Meadowbrook Apartments , L.P.	Brownsville	TN
	100%	Meadows at Milan Apartments , L.P.	Milan	TN
	49%	Medical Arts Senior Apartments , L.P.	Newport News	VA
	67%	Northeast Winston Ventures L.P.	Winston-Salem	NC
	90%	Pinecrest Manor Apartments , L.P.	Charlotte	NC
	100%	Pine Wood Forest , L.P.	South Hill	VA
	100%	PM Greenville , L.P.	Greenville	SC
	100%	PT Durham, L.P.	Durham	NC
	100%	PW Alexandria , L.P.	Alexandria	VA
	100%	QC Quantico , L.P.	Triangle	VA
	100%	Reynolds Square Apartments, L.P.	Greer	SC
	100%	Ridge View , L.P.	Martinsville	VA
	100%	River Wynd , L.P.	Clarksville	VA
	80%	Robins Park , L.P.	Robinsville	NC
	49%	Sam's Partners , L.P.	Ludowici	GA
	49%	Shea Terrace Senior Apartments , L.P.	Portsmouth	VA
	67%	Spring Haven Partnership , L.P.	Cave Spring	GA
	100%	Stewart Stream, L.P.	Charlotte	NC
	100%	Summer Place Limited Partnership	Wilson	NC
	100%	SH Manassas , L.P.	Manassas	VA
	100%	ST Spartanburg , L.P.	Spartanburg	SC
	100%	Teller Village Apartments, L.P.	Oak Ridge	TN
	100%	Tinbridge Manor , L.P.	Lynchburg	VA
	70%	Trinity Community Apartments, L.P.	Charlotte	NC
100%	2002 CDC Manager, L.L.C.		Atlanta	GA
	100%	Wildwood Gardens LTD	Wildwood	FL
	100%	Spring Grove , L.P.	Taylor	SC
100%	2003 CDC Manager, L.L.C.		Atlanta	GA
	100%	Barrington Oaks , L.L.C.	Charlotte	NC
	100%	Brentwood Crossing , L.L.C.	High Point	NC
	100%	River Highland Apartments , L.L.C.	Columbia	TN
	100%	Meadows of Lebanon Apartments, L.L.C.	Lebanon	TN

	100%	Summerset Village, L.L.C.	Saint Augustine	FL
	100%	Summerset Family, L.L.C.	Melbourne	FL
	100%	Summerset Senior, L.L.C.	Melbourne	FL
	100%	Jack Allen Apartments, L.L.C.	Fitzgerald	GA
	29.25%	Printers Square Apartments, L.P.	Annapolis	MD
	25%	Temple Court Partners, L.L.C.	Raleigh	NC
	100%	Temple Court Partners, LTD	Miami	FL
	100%	2004 CDC Manager, L.L.C.	Atlanta	GA
	100%	2005 CDC Manager, L.L.C.	Atlanta	GA
	90%	Triangle Partners, L.P.	Triangle	VA
100%	CDC Special Limited Partner, L.L.C.		Atlanta	GA
100%	CDC Afton Garden, L.L.C.		Atlanta	GA
100%	CDC Ashwood Pointe, L.L.C.		Atlanta	GA
100%	CDC Autumn, L.L.C.		Atlanta	GA
100%	CDC Barrington Oaks, L.L.C.		Atlanta	GA
100%	CDC Belton Woods, L.L.C.		Atlanta	GA
100%	CDC Berkley Square, L.L.C.		Atlanta	GA
100%	CDC Blackwell Community, L.L.C.		Atlanta	GA
100%	CDC Blackwell II, L.L.C.		Atlanta	GA
100%	CDC Brentwood Crossing, L.L.C.		Atlanta	GA
100%	CDC Canterbury Place, L.L.C.		Atlanta	GA
100%	CDC Cedar Bluffs, L.L.C.		Atlanta	GA
100%	CDC Cedar Creek, L.L.C.		Atlanta	GA
100%	CDC Cedar Wood, L.L.C.		Atlanta	GA
100%	CDC Charles Street Station II, L.L.C.		Atlanta	GA
100%	CDC Commons at Ironbridge, L.L.C.		Atlanta	GA
100%	CDC Country Gardens Estates, II, L.L.C.		Atlanta	GA
100%	CDC Crystal Chase, L.L.C.		Atlanta	GA
100%	CDC Friendly Heights, L.L.C.		Atlanta	GA
100%	CDC Garden Lake Estates, L.L.C.		Atlanta	GA
100%	CDC Grant Holdings, L.L.C.		Atlanta	GA
100%	CDC Gretna Village, L.L.C.		Atlanta	GA
100%	CDC James Crossing, L.L.C.		Atlanta	GA
100%	CDC Maple Glen, L.L.C.		Atlanta	GA
100%	CDC Pine Wood Forest, L.L.C.		Atlanta	GA
100%	CDC QC Quantico, L.L.C.		Atlanta	GA
100%	CDC River Highlands, L.L.C.		Atlanta	GA
100%	CDC SH Manassas, L.L.C.		Atlanta	GA
100%	CDC Shea Terrace, L.L.C.		Atlanta	GA
100%	CDC Summer Place, L.L.C.		Atlanta	GA
100%	CDC Tinbridge Manor, L.L.C.		Atlanta	GA
100%	CDC Walton Ridge, L.L.C.		Atlanta	GA
100%	Bolling Park Joint Venture		Atlanta	GA
100%	CDC Village of College Park, L.L.C.		Atlanta	GA
100%	CDC Lakemoor, L.L.C.		Atlanta	GA
100%	CDC Lakeside Gardens, L.L.C.		Atlanta	GA

100%	CDC Walnut Ridge, L.L.C.		Atlanta	GA
100%	CDC WDC I, L.L.C.		Atlanta	GA
100%	CDC College Hill, L.L.C.		Atlanta	GA
100%	CDC Edgewood Seniors, L.L.C.		Atlanta	GA
100%	CDC Casa/Melvid, L.L.C.		Atlanta	GA
100%	CDC Admiral Pointe, L.L.C.		Atlanta	GA
100%	CDC River Wynd, L.L.C.		Atlanta	GA
100%	CDC Rolling Hills, L.L.C.		Atlanta	GA
100%	CDC PT Durham, L.L.C.		Atlanta	GA
100%	CDC CG Cary, L.L.C.		Atlanta	GA
100%	CDC Linden Square, L.L.C.		Atlanta	GA
100%	CDC Wesley Club, L.L.C.		Atlanta	GA
100%	CDC Wildwood Gardens, L.L.C.		Atlanta	GA
100%	CDC Mountain Crest, L.L.C.		Atlanta	GA
100%	CDC Medical Arts, L.L.C.		Atlanta	GA
100%	CDC Mercury Court Apartments, L.L.C.		Atlanta	GA
100%	CDC Teller Village, L.L.C.		Atlanta	GA
100%	CDC Summerset Village, L.L.C.		Atlanta	GA
100%	CDC Meadowbrook Apartments, L.L.C.		Atlanta	GA
100%	CDC La Mirada, L.L.C.		Atlanta	GA
100%	CDC Meadows of Milan, L.L.C.		Atlanta	GA
100%	CDC Garden Circle, L.L.C.		Atlanta	GA
100%	CDC Cedar Key, L.L.C.		Atlanta	GA
100%	CDC Reynolds Square, L.L.C.		Atlanta	GA
100%	CDC Oakley Square, L.L.C.		Atlanta	GA
100%	CDC Spring Grove, L.L.C.		Atlanta	GA
100%	CDC FMPH Valdosta, L.L.C.		Atlanta	GA
100%	CDC Harmony Ridge, L.L.C.		Atlanta	GA
100%	CDC Country Gardens, L.L.C.		Atlanta	GA
100%	CDC Briarwood, L.L.C.		Atlanta	GA
100%	CDC Grove Park, L.L.C.		Atlanta	GA
100%	CDC May Rose Place, L.L.C.		Atlanta	GA
100%	CDC Bridgewater Club, L.L.C.		Atlanta	GA
100%	CDC Stuart Pointe, L.L.C.		Atlanta	GA
100%	CDC Walton Ridenour, L.L.C.		Atlanta	GA
100%	CDC Carver V, L.L.C.		Atlanta	GA
100%	CDC Chamblee Senior Apartments, L.L.C.		Atlanta	GA
100%	CDC John O. Chiles, Senior, L.L.C.		Atlanta	GA
100%	ST GA Fund I Limited Partner, L.L.C.		Atlanta	GA
100%	ST GA Magnolia Lake, L.L.C.		Atlanta	GA
100%	ST GA Fund I, L.L.C.		Atlanta	GA
100%	ST GA Fund II Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Carver Redevelopment I, L.L.C.	Atlanta	GA
	100%	CDC Live Oak Plantation, L.L.C.	Atlanta	GA
	100%	CDC Spring Haven, L.L.C.	Atlanta	GA
	100%	CDC Eagles Trace, L.L.C.	Atlanta	GA

	100%	CDC Lincoln Square, L.L.C.	Atlanta	GA
	100%	CDC Big Bethel Village, L.L.C.	Atlanta	GA
	51%	CDC Magnolia Lake, L.L.C.	Atlanta	GA
100%	ST GA Fund II, L.L.C.		Atlanta	GA
100%	ST GA Fund II-2007, L.L.C.		Atlanta	GA
100%	ST GA Fund III Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Kimberly II, L.L.C.	Atlanta	GA
	100%	CDC Peaks at West Atlanta, L.L.C.	Atlanta	GA
	100%	CDC Carver III, L.L.C.	Atlanta	GA
	100%	CDC Park Place South, L.L.C.	Atlanta	GA
	100%	CDC Crogman School, L.L.C.	Atlanta	GA
100%	ST GA Fund III, L.L.C.		Atlanta	GA
100%	ST NC Fund I Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Stewart Stream, L.L.C.	Atlanta	GA
	100%	CDC Caitlin Station, L.L.C.	Atlanta	GA
	100%	CDC Chatham Woods, L.L.C.	Atlanta	GA
	100%	CDC Courtyard Commons, L.L.C.	Atlanta	GA
100%	ST NC Fund I, L.L.C.		Atlanta	GA
100%	ST GA Fund IV Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Herrington Mill, L.L.C.	Atlanta	GA
	100%	CDC Hays Mill Court, L.L.C.	Atlanta	GA
	100%	CDC Blount Crossings, L.L.C.	Atlanta	GA
100%	ST GA Fund IV, L.L.C.		Atlanta	GA
100%	ST GA Fund IV-LCI Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Carver II, L.L.C.	Atlanta	GA
	100%	CDC Kimberly III, L.L.C.	Atlanta	GA
100%	ST GA Fund IV-LCI, L.L.C.		Atlanta	GA
100%	ST GA Fund V Limited Partner, L.L.C.		Atlanta	GA
	100%	CDC Jack Allen, L.L.C.	Atlanta	GA
	100%	CDC Orchard Grove, L.L.C.	Atlanta	GA
100%	ST GA Fund V, L.L.C.		Atlanta	GA
100%	ST GA Fund VI, LCI LP, L.L.C.		Atlanta	GA
	100%	CDC Village Highlands, L.L.C.	East Point	GA
100%	ST GA Fund VI, LCI, L.L.C.		Atlanta	GA
100%	ST GA Fund VIII, L.L.C.		Atlanta	GA
100%	ST GA Fund VIII Limited Partner, L.L.C.		Atlanta	GA
100%	ST GA Fund VIII, LLC		Atlanta	GA
100%	ST GA Fund IX, L.L.C.		Atlanta	GA
100%	ST GA Fund IX Limited Partner, L.L.C.		Atlanta	GA
100%	ST GA Fund IX-GFB, L.L.C.		Atlanta	GA
100%	ST GA Fund IX-GFB Limited Partner, L.L.C.		Atlanta	GA
100%	ST GA Fund X Limited Partner, LLC		Atlanta	GA
100%	ST GA Fund X, LLC		Atlanta	GA
100%	STCC Heritage at Madison Pointe, LLC		Atlanta	GA
100%	STCC Legacy at Walton Oaks, LLC		Atlanta	GA
100%	Gulf South Community Rebirth Fund IV Leverage Fund, LLC		Atlanta	GA

100%	JMS Spartanburg New Markets Leverage Fund, LLC	Atlanta	GA
100%	First Street Gainesville Leverage Fund, LLC	Atlanta	GA
100%	SS Tallahassee Investment Fund, LLC	Atlanta	GA
100%	ST GA Fund XI, LLC	Atlanta	GA
100%	ST GA Fund XI Limited Partner, LLC	Atlanta	GA
100%	STCC Savannah Gardens, LLC	Atlanta	GA
100%	STCC Savannah Gardens III, LLC	Atlanta	GA
100%	STCC Sunrise Commons, LLC	Atlanta	GA
100%	East Atlanta Investment Fund, LLC	Atlanta	GA